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                                                                   EXHIBIT 10.76

                     SECURITIES AGREEMENT AND ASSIGNMENT


          SECURITY AGREEMENT AND ASSIGNMENT, dated as of December 15, 1988, made between COGEN TECHNOLOGIES NJ VENTURE, a general partnership organized under the laws of the State of New Jersey (the "Borrower"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Lender") pursuant to the Term Loan Agreement dated as of November 1, 1987 (the "Loan Agreement") between the Borrower and the Lender.


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Loan Agreement the Lender has agreed, upon the terms and subject to the conditions set forth therein, to make a loan to finance the Project (as hereinafter defined); and

          WHEREAS, the execution and delivery by the Borrower of this Security Agreement is a condition to the Lender making its loan under the Loan Agreement;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower hereby agrees as follows:

          1. Defined Terms. As used in this Security Agreement, terms defined in Annex A to the Loan Agreement shall have their defined meanings when used herein, terms defined in the foregoing paragraphs of this Security Agreement shall have the meanings therein assigned, and the following terms shall have the following meanings, unless the context otherwise requires:

          "Accounts" shall mean any now existing and future: (a) accounts receivable and any and all instruments, documents, contract rights, chattel paper and general intangibles with respect to such accounts receivable and including, without limitation, all accounts receivable created by or arising from any sale of electric or steam power or rendition of services by the Borrower to its customers or arising from any sale or rendition of services by the Borrower made under any trade name or style; (b) guarantees or collateral for any of the foregoing; (c) insurance policies or rights relating to
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      any of the foregoing; and (d) cash and non-cash proceeds of any of the foregoing.

          "Agreement" shall mean this Security Agreement.

          "Assigned Agreements" shall have the meaning set forth in Section 3 hereof.

          "Basic Contracts" shall mean all Assigned Contracts, including, without limitation, all schedules, annexes, exhibits and similar documents which are part of any such instrument and all documents incorporated by reference therein or delivered pursuant thereto.

          "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or any other applicable jurisdiction.

          "Collateral" shall have the meaning assigned to it in Section 2 hereof.

          "Condemnation Proceeds" shall mean all compensation, awards, damages, rights of action and proceeds arising from any taking by any lawful power or authority by exercise of the right of condemnation or eminent domain with respect to any of the Collateral, the Facility or the Site.

          "Equipment" shall mean any "equipment" or "fixtures", as such terms are defined in the Code, now or hereafter owned by the Borrower and, in any event, shall mean and include, but shall not be limited to, all machinery, equipment, furnishings, fixtures, vehicles, tools, supplies, and other equipment of any kind and nature, wherever situated, whether now or hereafter owned by the Borrower, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories, improvements, upgrades, and accessories installed thereon or affixed thereto.

          "General Intangibles" shall mean any "general intangibles", as such term is defined in Section 9-106 of the Code, now or hereafter owned by the Borrower, and, in any event, shall mean and include, but not be limited to, all contract rights, tax refunds, Insurance Proceeds, patent rights, trademarks, copyrights, trade names, goodwill, registrations, license rights, rights

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      in intellectual property, licenses, permits, corporate and other business records, rights to refunds or indemnification and all other intangible personal property of the Borrower of every kind and nature, but, excluding operating accounts of Borrower other than those operating accounts subject to the Disbursement Agreement.

          "Insurance Proceeds" shall mean all of the Borrower's interest under any policy of insurance affecting the Collateral or the Project, including, without limitation, unearned premiums thereon.

          "Obligations" shall mean all indebtedness, liabilities and obligations of the Borrower to the Lender arising under or in connection with the Loan Agreement, the Term Notes, this Security Agreement or any other Project Document, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, matured or unmatured, joint or several and whether for principal, interest, premium, fees, expenses or otherwise.

          "Security Agreement if shall mean this Security Agreement and Assignment, as the same may from time to time be amended, supplemented or otherwise modified.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations, and in order to induce the Lender to make the Term Loan, the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lender, and hereby grants to the Lender a continuing security interest in, all the Borrower's right, title and interest in, to and under the following (all of such right, title and interest being hereinafter collectively called the "Collateral"):

          (i)  each of the Basic Contracts;

         (ii)  all Accounts of the Borrower, whether now or hereafter existing;

        (iii)  all Equipment, now or hereafter owned by the Borrower;

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         (iv) all rights and claims of the Borrower, now or hereafter existing, under any indemnity, warranty or guaranty provided for or arising out of or in connection with Equipment;

          (v) all Permits, whether now or hereafter existing;

         (vi) all General Intangibles, whether now or hereafter existing;

        (vii) all Condemnation Proceeds;

       (viii) all Insurance Proceeds;

         (ix) all funds from time to time held in the Debt Service Reserve Account; and

          (x) to the extent not otherwise included, all proceeds and products (including, without limitation, electric or steam power generated by operation of the Facility) of any or all of the foregoing.

          3. Limitations on Lender's Obligations. It is expressly agreed by the Borrower that, anything herein to the contrary notwithstanding, the Borrower shall remain liable under each Basic Contract and each other contract, agreement or instrument, if any, included in the Collateral (each of which is herein referred to as an "Assigned Agreement") to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Assigned Agreement. The Lender shall have no obligation or liability under any Assigned Agreement by reason of or arising out of this Security Agreement or assignment to the Lender of any payment relating to any Assigned Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower under or pursuant to any Assigned Agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Assigned Agreement, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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          4. Representations and Warranties. The Borrower hereby represents, warrants and agrees that:

          (a) The Borrower is the sole owner of each item of Collateral in existence on the date hereof and will be the sole owner of such item of Collateral hereafter acquired, having good and valid title thereto, free and clear of any and all mortgages, liens, security interests, encumbrances, claims or rights of others, except Permitted Liens and Permitted Exceptions.

           (b) No security agreement, financing statement, mortgage, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed or recorded by the Borrower in favor of the Lender pursuant to this Security Agreement or the Mortgage (except with respect to Liens arising under the Security Agreement, dated as of May 22, 1986, between Bayonne and CTNJI, relating to the property purchased by CTNJI under the Purchase and Sale Agreement).

           (c) Appropriate financing statements or other appropriate instruments having been filed in the public offices listed on Schedule 5 to the Loan Agreement, this Security Agreement constitutes a valid and (assuming appropriate UCC continuation statements are timely filed) continuing lien on and perfected security interest in the Collateral (to the extent perfected by the filing of financing statements) in favor of the Lender, prior to the rights of all other Persons (except with respect to Liens arising under the Security Agreement, dated as of May 22, 1986, between Bayonne and CTNJI, relating to the property purchased by CTNJI under the Purchase and Sale Agreement) and subject to no Liens, except Permitted Liens, and is enforceable as such against creditors of and purchasers from the Borrower and against any owner or mortgagee of the real property where any of the equipment is located and against any purchaser of such real property and any present or future creditor obtaining a lien on such real property. All action currently necessary to protect and perfect such lien on and security interest in each item of the Collateral has been duly taken.

          (d) The Borrower's chief executive office and principal place of business and the place where its records concerning the Collateral are kept is at 1600

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      Smith Street, Suite 5000, Houston, Texas 77002, and the Borrower will not change such chief executive office and principal place of business or remove such records without prior written notice to the Lender.

          (e) The Assigned Agreements are in full force and effect and there is no breach or default thereunder, and they have not been transferred or assigned in whole or in part, save for the assignment herein contained and no Lien arising by, through, or under the Borrower exists with respect to any of them or any obligation payable or performable thereunder, except Permitted Liens and Permitted Exceptions and except for a prior assignment (which has been terminated and which Lien with respect thereto has been lifted) under a Mortgage and Security Agreement, dated as of October 20, 1986, from the Borrower to General Electric Power Funding Corporation.

          5. Covenants. The Borrower covenants and agrees with the Lender that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

          (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower promptly and duly shall execute and deliver any and all such further instruments and documents and take such further action as the Lender reasonably may deem desirable in order to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to the Lender hereunder, duly endorsed in a manner satisfactory to the Lender.

          (b) Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including,

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      without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.

          (c) Indemnification. In any suit, proceeding or action brought by the Lender under any Assigned Agreement or for any sum owing thereunder, or to enforce any provisions of such Assigned Agreement, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the other party under such Assigned Agreement, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such other party or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Lender.

          (d) Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender reasonably may request, all in reasonable detail.

          (e) Equipment. All Equipment, other than vehicles and other Equipment that is moved from time to time away from the Site in the ordinary course of the Borrower's business (collectively, the "Moveable Equipment"), is kept at the Site and, except for Equipment that is sold or otherwise disposed of in accordance with the provisions of Section 9.9 of the Loan Agreement, no Equipment (other than Moveable Equipment) shall be removed from the Site without the express prior written consent of the Lender except for off-site repair and maintenance performed in the ordinary course of business.

          (f) Continuous Perfection. The Borrower will not change its name or identity in any manner unless the Borrower shall have given the Lender at least 10 days' prior written notice thereof and shall have taken, at the Borrower's expense, all action necessary or reasonably requested by the Lender in order to continue the perfection and priority of the liens and security

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      interests in the Collateral intended to be created by this Security
      Agreement.

          6. Lender's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

          (i) upon the occurrence and continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement or the Loan Agreement and to pay all or any part of the premiums therefor and the costs thereof;

          (iii) upon the occurrence and continuance of an Event of Default, (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due and to become due thereunder directly to the Lender or as the Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;

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          (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give discharges or releases; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender was the sole absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do; and

          (iv) upon the occurrence and continuance of an Event of Default, to the extent permitted by law, to take possession of all or any part of the Collateral, and to exclude the Borrower and all Persons claiming under the Borrower wholly or partly therefrom, and thereafter to hold, store, use, operate, manage and control the same, and upon any such taking of possession, at the expense of the Borrower, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Lender may deem proper, and to manage and control the Collateral and to carry on the business of, and to exercise all rights and powers of, the Borrower in respect thereto as the Lender shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Lender may see fit, and to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof, with such rents, issues, profits, fees, revenues and other income being applied to pay the expenses of holding and operating the Collateral, of conducting the business thereof and of all maintenance, repairs,

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      replacements, alterations, additions and improvements with respect thereto, and to make all payments which the Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Lender may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorney's fees), with the remainder of such rents, issues, profits, fees, revenues and other income being available for the payment of the obligations.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for their own gross negligence or willful misconduct.

          (c) The Borrower also authorizes the Lender (i) to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto and (ii) to execute, in connection with any sale provided for in Section 8(b) of this Security Agreement, any indorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to the Collateral.

          7. Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Stipulated Interest Rate shall be payable by the Borrower to the Lender on demand and shall constitute obligations secured hereby.

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          8. Remedies, Rights Upon Default. (a) If an Event of Default shall occur and be continuing:


          (i) all payments received by the Borrower under or in connection with any of the Collateral shall be held by the Borrower in trust for the Lender, shall be segregated from other funds of the Borrower and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the same form as received by the Borrower (duly indorsed by Borrower to the Lender, if required); and

          (ii) any and all such payments so received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter be applied (subject only to the relevant provisions of the Loan Agreement or of applicable law) in whole or in part by the Lender first to pay any and all Obligations due and payable other than principal of or premium, if any, or interest on the Term Notes, and second to pay principal of and premium, if any, and interest on the Term Notes.

          Any balance of such payments held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, the Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other Security Document or other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do so), in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of

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the Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity of redemption is hereby expressly waived and released. The Borrower further agrees, at the Lender's request, to assemble the Collateral, make it available to the Lender at places which the Lender reasonably shall select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Lender hereunder, including attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after so applying such net proceeds and after the payment by the Lender of any other amount required by any provision of law, including Section 9-504 (1) (c) of the Code, shall the Lender be required to account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Lender arising out of the repossession, retention or sale of the Collateral. The Borrower agrees that the Lender need not give more than 10 days' notice (which notification shall be deemed given three Business Days after mailing when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the Borrower at its address set forth in Section
12.5 of the Loan Agreement) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

          (c) The Borrower also agrees to pay all reasonable costs of the Lender, including attorneys' fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of its respective rights hereunder.

          (d) The Borrower hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

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          9. Limitation on Lender's Duty in Respect of Collateral. Beyond the
safe custody thereof, the Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of its nominee, or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          10. Future Advances. Upon request of the Borrower, the Lender may, at its sole option, from time to time make further advances, in accordance with
Section 12.8 of the Loan Agreement, to the Borrower to finance further improvements to the Premises (as defined in the Mortgage) , including the expansion of the Facility to include a fourth turbine to the Facility. If required by the Lender, the Borrower shall execute and deliver to the Lender, one or more notes or other agreements evidencing each and every such further advance which may be made, and such notes or other agreements shall contain such terms and conditions as the Lender may require. The Borrower shall pay when due all such further advances with interest and other charges thereon, as applicable. Said further advances, each note and agreement evidencing the same, the Loan Agreement and the Term Notes shall all be secured hereby. All provisions of this Agreement shall apply to each further advance as well as to all other indebtedness secured hereby, including, without limitation, all indebtedness under the Loan Agreement and the Term Notes.

          11. Notices. Except as otherwise required by the provisions of this Security Agreement, any notice hereunder shall be given as provided in Section
12.5 of the Loan Agreement.

          12. Release of Liens. Upon payment in full of the principal amount of and interest on the Term Notes and all other obligations the Lender agrees, upon the written request of the Borrower and at the Borrower's sole expense, to execute, record and file such instruments and perform such acts as are necessary to release the Collateral from the lien and security interest of this Security Agreement or any assignment or other security document entered into pursuant hereto.

          13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall

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not invalidate or render unenforceable such provision in any other jurisdiction.

          14. No Waiver; Cumulative Remedies. (a) The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender.

          (b) A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

          15. SUCCESSORS AND ASSIGNS; GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER, THE LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          16. Further Indemnification. The Borrower agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

          17. Non-Recourse Nature of Liability to Partners. Notwithstanding anything to the contrary contained in this Security Agreement or in any of the Project Documents, no recourse under or upon any obligation contained in this Security Agreement (other than the indemnities contained in Section 16) shall be had against the Partners or any partner, stockholder, director, officer or employee thereof, and the Lender expressly waives and releases all right to assert liability under this Security Agreement (other than the indemnities contained in Section 16), any Term Note or any other Project Document against, or to satisfy any claim arising hereunder or thereunder against, any such Person out of any assets of any such Person other than the interest of any such Person in the Collateral; provided, however, that nothing in this Section 17 shall be deemed to release a Partner from liability for its fraudulent actions or from any of its obligations or liabilities under any agreement, document, instrument or certificate executed by such Partner in its individual capacity in connection with the transactions contemplated by this Security Agreement and the other Project Documents.

          18. Conflicts. To the extent that any provision of this Security Agreement shall be determined to conflict with any provision of the Loan Agreement, such provision of the Loan Agreement shall govern.


          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Security Agreement and Assignment to be executed by their duly authorized officers on the date first set forth above.



                                        COGEN TECHNOLOGIES
                                         NJ VENTURE



                                        By Cogen Technologies NJ, Inc.,
                                         Managing Venturer


                                        By /s/ LAWRENCE THOMAS
                                          ------------------------------
                                          Vice President

                                        THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA


                                        By PRUCAPITAL MANAGEMENT, INC.,
                                          agent


                                        By /s/ William Brad Winegar
                                          ------------------------------
                                          Title: Vice President, Corporate
                                                   Finance

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


          On this 29th day of December, 1988 before me personally came Lawrence Thomas, to me known, who, being by me duly sworn, did depose and say that he resides at 3826 Olympia Houston, Tx 77019; that he is the Vice President of Cogen Technologies, NJ, Inc. the corporation described in and which executed the above instrument as a partner of COGEN TECHNOLOGIES NJ VENTURE; and that he signed his name thereto by order of the Board of Directors of said corporation.




                                         /s/ Leena I. Hilivirta
                                        -----------------------------
                                                Notary Public


                                                LEENA I. HILIVIRTA
                                       Notary Public, State of New York
                                                 No. 31-4913776
                                          Qualified in New York County
                                         Commission Expires Dec. 7, 1989

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


          On this 29th day of December, 1988 before me personally came William Brad Winegar, to me known, who, being by me duly sworn, did depose and say that he resides at 310 Greenwich St., Apt. 7H, NY, NY 10013; that he is the Vice President Corporate Finance of PruCapital Management, Inc., the corporation described in and which executed the above instrument and that he is the duly authorized representative of said corporation.



                                         /s/ Leena I. Hilivirta
                                        -----------------------------
                                                Notary Public


                                                LEENA I. HILIVIRTA
                                       Notary Public, State of New York
                                                 No. 31-4913776
                                          Qualified in New York County
                                         Commission Expires Dec. 7, 1989

                AMENDMENT TO SECURITY AGREEMENT AND ASSIGNMENT

          AMENDMENT TO SECURITY AGREEMENT AND ASSIGNMENT, dated as of April 27, 1995 (this "Amendment"), made between COGEN TECHNOLOGIES NJ VENTURE, a general partnership organized under the laws of the State of New Jersey (the "Borrower"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Lender") pursuant to the Term Loan Agreement dated as of November 1, 1987, as amended (the "Loan Agreement"), between the Borrower and the Lender.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, pursuant to the Loan Agreement, the Lender, upon the terms and subject to the conditions set forth therein, made a loan to finance the Project (as hereinafter defined); and

          WHEREAS, pursuant to the terms of the Loan Agreement, the Borrower and the Lender executed that certain Security Agreement and Assignment dated as of December 15, 1988 (the "Security Agreement"), under the terms of which the Borrower collaterally assigned, and granted a security interest in, the Basic Contracts (as hereinafter defined) to the Lender; and

          WHEREAS, the Borrower, as "Owner," and Stewart & Stevenson Operations, Inc., a Delaware corporation ("S&S"), as "Operator," entered into that certain Operation and Maintenance Agreement dated effective as of March 28, 1994 (the "O&M Agreement"), providing for the operation and maintenance of the Project by S&S; and

          WHEREAS, the Borrower, as "Bailor," and IMTT-Bayonne, a Delaware partnership ("IMTT"), as "Bailee," entered into that certain Agreement dated May 5, 1994 (the "Kerosene Agreement"), providing for the storage, and delivery to the Borrower, of the Borrower's kerosene by IMTT; and

          WHEREAS, Section 8.9(a) of the Loan Agreement provides that upon execution of Additional Contracts (as hereinafter defined) after the Closing Date (as hereinafter defined), the Borrower shall collaterally assign such Additional Contracts to the Lender;

          WHEREAS, the Borrower desires to assign the O&M Agreement and the Kerosene Agreement to the Lender subject to the terms hereof;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

          1. Defined Terms. As used in this Amendment, terms defined in Annex A to the Loan Agreement shall have their defined meanings when used herein, terms defined in the Security Agreement shall have their defined meanings when used herein, and terms defined in the foregoing paragraphs of this Amendment shall have the meanings therein assigned, unless the context requires otherwise.

          2. Basic Contracts. The Security Agreement is hereby amended by amending the definition of the Basic Contracts as set forth therein to include, for all purposes, the O&M Agreement and the Kerosene Agreement

          3. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations, the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lender, and hereby grants to the Lender a continuing security interest in, all the Borrower's right, title and interest in, to and under the O&M Agreement and the Kerosene Agreement upon the same terms and conditions as contained in the Security Agreement All of the warranties, representations, covenants and agreements of the Borrower contained in the Security Agreement in favor of the Lender shall extend and apply to the O&M Agreement and the Kerosene Agreement as fully as though such agreements had been originally included in the Basic Contracts at the time of execution of the Security Agreement.

          4. No Other Amendments. Except as expressly amended hereby, the Security Agreement remains in full force and effect.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed by their duly authorized officers on the date first set forth above.

                                        COGEN TECHNOLOGIES NJ VENTURE


                                        By  Cogen Technologies NJ, Inc.,
                                            Managing Venturer


                                            By /s/ R.A. Lydecker, Jr.
                                               -----------------------------
                                               Name: Richard A. Lydecker, Jr.
                                                    ------------------------
                                                    Vice President & Chief
                                                     Financial Officer

                                        THE PRUDENTIAL INSURANCE COMPANY
                                        OF AMERICA



                                          By /s/ Joseph J. Lemanowkz
                                             ----------------------------
                                          Name: Joseph J. Lemanowkz
                                               --------------------------
                                          Title: Vice President
                                                 ------------------------

STATE OF            (S)
                    (S)
COUNTY OF HARRIS    (S)


          On this 8th day of September 1995, before me personally came Richard
A. Lydecker, to me known, who, being by me duly sworn, did depose and say that he resides at Houston, Texas; that he is the Vice President of Cogen Technologies NJ, Inc., the corporation described in and which executed the above instrument as Managing Venturer of COGEN TECHNOLOGIES NJ VENTURE; and that he signed his name thereto by order of the Board of Directors of said corporation.


[SEAL]


                                                /s/ Glenda B. Morrison
                                                --------------------------
                                                Notary Public in and for
                                                State of Texas
                                                --------------------------

                                                Glenda B. Morrison
                                                --------------------------
                                                Printed Name of Notary

                                                My Commission Expires: 4/25/96

STATE OF NEW JERSEY (S)
                    (S)
COUNTY OF ESSEX     (S)


           On this 22nd day of August, 1995, before me personally came Joseph J. Lemanowicz, to me known, who, being by me duly sworn, did depose and say that he resides at Oakhurst, New Jersey; that he is the Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA; and that he signed his name thereto by order of the Board of Directors of said corporation.



[SEAL]

                                            /s/ Silvana Rago
                                            -----------------------------
                                            Notary Public in and for


                                            Silvana Rago
                                            ------------------------------
                                            Printed Name of Notary


                                            My Commission Expires: 3/22/2000

                                     The Prudential Insurance Company of America
                                     Four Gateway Center, Newark, NJ 07102-4069

[LOGO of ThePrudential appears here]

                                                 July 28, 1995

Cogen Technologies NJ Venture
Two Tower Center, 20th Floor
East Brunswick, New Jersey 08816


Attention: Mr. Brian 0. Peteler


Re: The Term Loan Agreement, dated as of November 1, 1987 (the "TERM LOAN AGREEMENT"), between Cogen Technologies NJ Venture, a joint venture organized under the laws of the state of New Jersey, as borrower ( the "BORROWER") and the Prudential Insurance Company of America, as lender (the "Lender"). Security Agreement and Assignment dated as of December 15, 1988 as amended by that certain Amendment to Security Agreement and Assignment dated as of April 27, 1995 (THE "SECURITY AGREEMENT"), between the Borrower and the Lender. The Kerosene Storage Agreement, dated as of May 17, 1994 (the "KEROSENE AGREEMENT"), between IMTT Bayonne, a Delaware Partnership, and the Borrower.



Dear Sir or Madam:

Reference is made to the Term Loan Agreement. Section 8.9(a) of the Term Loan Agreement requires the Borrower with respect to any additional contract executed after the closing date, to execute and deliver to the Lender an assignment with respect to such additional contract, AND CAUSE THE OTHER PARTY OR PARTIES TO SUCH ADDITIONAL CONTRACT TO EXECUTE AND DELIVER TO THE LENDER A CONSENT WITH RESPECT THERETO IN THE FORM SPECIFIED IN EXHIBIT C THERETO. The borrower has executed an Assignment in the form of the Security Agreement but has not obtained such consent. This letter agreement is intended to waive compliance with the resulting breach of such section.

"With respect to the Kerosene Agreement, the Lender hereby grants the following waiver:

     1. Waiver. Lender hereby waives compliance with Section 8.9(a) of the Term Loan Agreement, solely with respect to the Kerosene Agreement, arising from Borrowers failure to obtain a consent to assignment in the form of Exhibit C to the Term Loan Agreement in connection with the execution and delivery of the Kerosene Agreement.

     2. EFFECT UPON OTHER PROVISIONS OF THE AGREEMENTS. The execution, delivery and effectiveness of this letter agreement shall not be deemed to, except as expressly provided herein, (i) operate as a waiver of any right, power or remedy of the Lender under the Term Loan Agreement, the Security Agreement, the Kerosene Agreement or any other document, nor constitute a waiver of any provision thereunder, (ii) prejudice any rights which the Lender now has or may have in the future under or in connection with the Term Loan Agreement or Security Agreement, the Kerosene Agreement or any other documents, and all other terms and conditions of the Term Loan Agreement, the Security Agreement, the Kerosene Agreement or any other document shall remain unchanged and in full force and effect.

     3. COUNTERPARTS. This Agreement and all acceptances hereof may be executed by the parties hereto on any number of separate counterparts, and all said counterparts taken together shall be deemed to constitute one and the same instrument, notwithstanding that all of the parties have not signed the same counterpart.


                                             Very truly yours,


                                             THE PRUDENTIAL INSURANCE
                                              COMPANY OF AMERICA


                                             By: /s/ Joseph J. Lemanowicz
                                                ---------------------------
                                                Name:  Joseph J. Lemanowicz
                                                Title: Vice President